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                                    FORM OF
                             STOCKHOLDERS AGREEMENT
                             INSTRUMENT OF ACCESSION


         The undersigned, [VALERIE L. BANNER] [RICHARD W. FITZGERALD], as a condition precedent to becoming the owner or holder of record of FORTY (40) shares of Common Stock, par value $0.01 per share, of Universal Compression Holdings, Inc., a Delaware corporation ("Holdings"), and ONE HUNDRED SIXTY (160) shares of Preferred Stock, par value $0.01 per share, of Holdings, hereby agrees to become a stockholder, party to and bound by that certain Stockholders Agreement, dated as of February 20, 1998, by and among Holdings and certain stockholders of Holdings. This Instrument of Accession shall take effect and shall become an integral part of the said Stockholders Agreement immediately upon execution and delivery to Holdings of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of the date below written.



                                    Signature:
                                               -------------------------------

                                    Address

                                    For Notice:
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                                               -------------------------------

                                               -------------------------------

                                         Date:
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Accepted:

UNIVERSAL COMPRESSION HOLDINGS, INC.


By:
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Date:
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